UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   November  27, 2002 (October 8, 2002)

VANGUARD HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-71934	62-1698183

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

20 Burton Hills Boulevard, Suite 100, Nashville, Tennessee	37215

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code   (615) 665-6000

Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Audited Financial Statements

      Vanguard Health Systems, Inc. ( the “Company”) , a Delaware corporation, hereby amends its Current Report on Form 8-K, dated October 9, 2002, relating to its execution on October 8, 2002, of a definitive Purchase and Sale Agreement to acquire the five acute care hospitals and related health care assets owned by Baptist Health System of San Antonio, Texas. The Company is filing this amendment for the purpose of including in its Current Report, dated October 9, 2002, the recently issued, audited financial statements of Baptist Health System as of August 31, 2002 and 2001 and for the years ended August 31, 2002 and 2001.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

	10.1	Purchase and Sale Agreement, dated as of October 8, 2002, by and among Baptist Health System, VHS San Antonio Partners, L.P. and Vanguard Health Systems, Inc.*

	10.2	Form of Certificate of Designations, Preferences and Rights of Payable in Kind Cumulative Redeemable Convertible Preferred Stock, Series B, of Vanguard Health Systems, Inc.*

	10.3	Form of 8.18% Convertible Subordinated Note due 2012 of Vanguard Health Systems, Inc.*

	10.4	Form of Agreement Between the Shareholders of VHS Acquisition Subsidiary Number 5, Inc.*

	10.5	Form of License Agreement between Baptist Health System and VHS San Antonio Partners, L.P.*

	10.6	First Amendment to Credit Agreement, dated as of October 8, 2002, among Vanguard Health Systems, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, and the lenders parties thereto.*

	99.1	Joint Press Release of Vanguard Health Systems, Inc. and Baptist Health System dated October 8, 2002.*

	99.2	Audited financial statements of Baptist Health System as of August 31, 2002 and 2001 and for the years ended August 31, 2002 and 2001, along with the audit report of BDO Seidman, LLP, independent auditors.

*	Denotes documents previously filed.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: November 27, 2002	VANGUARD HEALTH SYSTEMS, INC. (Registrant)

	BY:	/s/ Ronald P. Soltman Ronald P. Soltman Executive Vice President

VANGUARD HEALTH SYSTEMS, INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter

10.1	Purchase and Sale Agreement, dated as of October 8, 2002, by and among Baptist Health System, VHS San Antonio Partners, L.P. and Vanguard Health Systems, Inc.*

10.2	Form of Certificate of Designations, Preferences and Rights of Payable in Kind Cumulative Redeemable Convertible Preferred Stock, Series B, of Vanguard Health Systems, Inc.*

10.3	Form of 8.18% Convertible Subordinated Note due 2012 of Vanguard Health Systems, Inc.*

10.4	Form of Agreement Between the Shareholders of VHS Acquisition Subsidiary Number 5, Inc.*

10.5	Form of License Agreement between Baptist Health System and VHS San Antonio Partners, L.P.*

10.6	First Amendment to Credit Agreement, dated as of October 8, 2002, among Vanguard Health Systems, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, and the lenders parties thereto.*

99.1	Joint Press Release of Vanguard Health Systems, Inc. and Baptist Health System dated October 8, 2002.*

99.2	Audited financial statements of Baptist Health System as of August 31, 2002 and 2001 and for the years ended August 31, 2002 and 2001, along with the audit report of BDO Seidman, LLP, independent auditors.

*	Denotes documents previously filed.